Exhibit 10.2

AMENDMENT NO. 2 TO
LOAN AND SERVICING AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AND SERVICING AGREEMENT, dated as of September 7, 2018, (this "Amendment") is entered into by and among ORCC Financing LLC, as the borrower (in such capacity, the "Borrower"), Owl Rock Capital Corporation ("Owl Rock"), as the servicer (in such capacity, the "Servicer"), Morgan Stanley Bank, N.A., as a lender (the "Lender"), Morgan Stanley Asset Funding Inc., as the administrative agent (in such capacity, the "Administrative Agent"), State Street Bank and Trust Company, as the collateral agent (in such capacity, the "Collateral Agent") and as the account bank (in such capacity, the "Account Bank"), and Cortland Capital Market Services LLC, as the collateral custodian (in such capacity, the "Collateral Custodian").  Capitalized terms used but not defined herein have the meanings provided in the Loan and Servicing Agreement (as defined below).

R E C I T A L S

WHEREAS, reference is made to the Loan and Servicing Agreement, dated as of December 21, 2017 (as amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, including by Amendment No. 1 to Loan and Servicing Agreement, dated as of March 20, 2018, collectively, the "Loan and Servicing Agreement"), by and among the Borrower, the Servicer, Owl Rock, as the transferor, each of the lenders from time to time party thereto, the Administrative Agent, the Collateral Agent, the Account Bank and the Collateral Custodian; and

WHEREAS, the parties hereto desire to amend the Loan and Servicing Agreement in certain respects as specified herein, pursuant to and in accordance with Section 12.01 of the Loan and Servicing Agreement;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.AMENDMENTs.

(a)Section 1.01 of the Loan and Servicing Agreement is hereby amended by:

(i)Amending the definition of “LIBOR” by deleting it in its entirety and replacing it with the following:

""LIBOR" means, for any day during a Remittance Period, with respect to any Advance (or portion thereof), the rate per annum (carried out to the fifth decimal place) equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Reuters Screen (or any applicable successor page) at approximately 11:00 a.m., London time on the LIBOR Determination Date for such Remittance Period that displays an average ICE Benchmark Administration Interest Settlement Rate (such page currently being LIBOR01) for deposits in Dollars with a term equivalent to three months; provided that (a) if LIBOR has been permanently discontinued, the Administrative Agent will use, as a substitute for LIBOR and for each future interest determination date, the reference rate recognized or acknowledged as being the industry standard for leveraged loans (which recognition may in the form of a press release, a member announcement, a member advice, letter, protocol, publication of standard terms or otherwise) by the Loan and Syndication and Trading Association (“LSTA”) or the Alternative Reference Rates Committee (“ARCC”), which in either case bay include a Reference Rate Modifier, if any, acknowledged by the LSTA or ARCC, respectively, (the "Alternative Rate") and, as part of such substitution, the Administrative Agent will make such adjustments to the Alternative Rate or the spread thereon, as well as the Business Day convention, interest determination dates and related provisions and definitions, in each case that are consistent with such accepted market practice for the use of such Alternative Rate, or (b) if such rate is not available at any such time for any other reason, then "LIBOR" with respect to any Advance shall be the rate at which Dollar deposits of $5,000,000 and for a thee (3)-month maturity are offered by the principal London office of the Administrative Agent

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or the principal London office of any bank reasonably selected by the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, on the applicable day (or, if such day is not a Business Day, on the immediately preceding Business Day); provided, that, notwithstanding anything to the contrary in clauses (a) and (b) of this definition, if the Administrative Agent in its sole discretion, after consultation with the Servicer, determines that a majority of the leveraged loans and collateralized loan obligations utilizes a single new reference rate, the Administrative Agent may select such reference rate as the Alternative Rate; provided, further, that in the event that the rate as so determined above shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.  LIBOR shall always be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error."

(ii)adding the following definition of "Reference Rate Modifier" in appropriate alphabetical order:

""Reference Rate Modifier" means a modifier applied to a reference rate in order to cause such rate to be comparable to LIBOR, which may include an addition to or subtraction from such unadjusted rate."

(iii)amending the definition of "Reporting Date" by deleting it in its entirety and replacing it with the following:

""Reporting Date" means the 15th calendar day of each calendar month, commencing in June 2018; provided that, in each case, if such day is not a Business Day then the Reporting Date shall occur on the immediately following Business Day."

(iv)amending the definition of "Value Adjustment Event" by (A) deleting "sixty (60)" in clause (e) thereof and replacing it with "seventy-five (75)" and (B) deleting "one hundred and fifty (150)" in clause (e) thereof and replacing it with "one hundred and eighty (180)".

(b)Schedule II (Obligor Financial Statements; Valuation Reports; Other Reports) to the Loan and Servicing Agreement is hereby amended by:

(i)Adding the following phrase immediately after the phrase "end of such Obligor's fiscal year-end" in paragraph 1 thereof: "or, in each case, if later, within five (5) Business Days of receipt from such Obligor".

SECTION 2.Agreement in Full Force and Effect as AMENDED.

Except as specifically amended hereby, all provisions of the Loan and Servicing Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references to the Loan and Servicing Agreement and corresponding references thereto or therein such as "hereof", "herein", or words of similar effect referring to the Loan and Servicing Agreement shall be deemed to mean the Loan and Servicing Agreement as amended hereby.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Loan and Servicing Agreement other than as expressly set forth herein.

SECTION 3.Representations.

Each of the Borrower and the Servicer, severally for itself only, represents and warrants as of the date of this Amendment as follows:

(i)it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has the power and all licenses necessary to own its assets and to transact the business in which it is engaged and is duly qualified and in good standing under the laws of each jurisdiction where the transaction of such business or its ownership of the Loan Assets and the Collateral requires such qualification;

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(ii)it has the power, authority and legal right to make, deliver and perform this Amendment and the Loan and Servicing Agreement as amended hereby and all of the transactions contemplated hereby and thereby, and has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(iii)no consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is required in connection with the execution, delivery or performance by it of this Amendment or the Loan and Servicing Agreement as amended hereby or the validity or enforceability of the Amendment or the Loan and Servicing Agreement as amended hereby, other than such as have been met or obtained and are in full force and effect except where the failure to do so would not reasonably be expected to have a Material Adverse Effect;

(iv)this Amendment has been duly executed and delivered by it;

(v)each of this Amendment and the Loan and Servicing Agreement as amended hereby constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by Bankruptcy Laws and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law); and

(vi)no event has occurred and is continuing which constitutes an Event of Default, Unmatured Event of Default, Servicer Default or Servicer Removal Event; and

SECTION 4.Conditions to Effectiveness.

The effectiveness of this Amendment is conditioned upon delivery of executed signature pages by all parties hereto to the Administrative Agent.

SECTION 5.Miscellaneous.

(a)

The Borrower, by its execution of this Amendment confirms and ratifies that all of its obligations and the security interests granted by it under each of the Transaction Documents to which it is a party shall continue in full force and effect in favor of the Collateral Agent, for the benefit of the Secured Parties.

(b)

This Amendment may be executed in any number of counterparts (including by facsimile or e-mail), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(c)

The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(d)	This Amendment may not be amended or otherwise modified except as provided in the Loan and Servicing Agreement.
(e)	The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.
(f)	The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.
(g)	Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.
(h)

This Amendment and the Loan and Servicing Agreement represent the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous

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or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.
(i)

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AND SERVICING AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AND SERVICING AGREEMENT.

SECTION 6.

No Novation. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of a pre-existing indebtedness and related agreement, as evidenced by the Loan and Servicing Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ORCC Financing llc,

as the Borrower

By:
Name:
Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Second Amendment to Loan and Servicing Agreement]

Owl Rock Capital Corporation,

as the Servicer

By:
Name:
Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Second Amendment to Loan and Servicing Agreement]

Morgan Stanley asset funding inc.,

as the Administrative Agent

By:
Name:
Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Second Amendment to Loan and Servicing Agreement]

Morgan Stanley Bank, N.A.,

as the Lender

By:
Name:
Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Second Amendment to Loan and Servicing Agreement]

sTATE sTREET bANK AND tRUST cOMPANY,

as the Collateral Agent

By:
Name:
Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Second Amendment to Loan and Servicing Agreement]

State Street Bank and Trust Company,

as the Account Bank

By:
Name:
Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Second Amendment to Loan and Servicing Agreement]

Cortland Capital Market Services LLC,

as the Collateral Custodian

By:
Name:
Title:

[Signature Page to Second Amendment to Loan and Servicing Agreement]